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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM 8K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               OCTOBER 17, 2001




                          INDUSTRIAL HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

             TEXAS                        1-9580                76-0289495
(State of other jurisdiction     (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



           7135 ARDMORE, HOUSTON, TEXAS                77054
     (Address of principal executive offices)        (Zip Code)




              Registrant's telephone number, including area code
                                (713) 747-1025



          ---------------------------------------------------------
        (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 17, 2001 Industrial Holdings, Inc. (the "Company") completed the sale of substantially all of the assets, including accounts receivable, inventory and property, plant and equipment, and certain of the liabilities, including accounts payable and accrued liabilities, of Rex Machinery Movers, Inc. d/b/a Ideal Products ("Ideal"), and Philform, Inc. and OF Acquisition L.P. d/b/a Orbitform (collectively "Orbitform") to SMSG, LLP and SMSP, LLC, for $12.2 million in cash. The cash was used to pay down the debt of the Company. The purchase price was determined through arm's length transactions between the Company and the purchasers. The former Group President of the Engineered Products Group ("EPG") is a major shareholder of SMSG and SMSP and resigned from the Company effective with the sale date. Orbitform and Ideal were part of EPG, which is presented as discontinued operations in the Company's financial statements. The net book value of the assets disposed of in the transaction totaled $29.6 million and had been presented as part of the net assets of discontinued operations in the Company's financial statements. The net book value of the assets had been reduced by $15.8 million at December 31, 2000 representing the estimated loss on disposal at that time. The final negotiated sales price for the net assets of the two companies was less than originally estimated and resulted in an additional loss from discontinued operations of $4.1 million.





                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ON THE 31ST DAY OF OCTOBER 2001.


                                            INDUSTRIAL HOLDINGS, INC.
                                        By: /s/ Titus H. Harris, III
                                           -------------------------------------
                                           Titus H. Harris, III (Chief Financial
                                                Officer and Vice President)






                              INDEX TO EXHIBITS

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

                                                                                          Sequentially
     Exhibit                                                                                Numbered
     Number                    Identification of Exhibit                                     Pages
     ------                    -------------------------                                     -----
       2           -- Asset Purchase Agreement by and Among Rex Machinery Movers              Ex-1
                      Inc. d/b/a Ideal Products, OF Acquisition, L.P. d/b/a Orbitform,
                      Philform, Inc., Industrial Holdings, Inc. and SMSG, L.L.P., SMSP,
                      L.L.C.

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